Exhibit 10.1

                            STOCK PURCHASE AGREEMENT
                                (SIGNATURE PAGE)

Stevia Corp.
7117 US 31 S
Indianapolis, IN 46227

Ladies & Gentlemen:

     The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement, including the Terms and Conditions set forth in Annex I (the "Terms and Conditions"), the Risk Factors set forth in Annex II (the "Risk Factors"), and exhibits, which are all attached hereto and incorporated herein by reference as if fully set forth herein (the "Agreement"), is made as of the date set forth below between Stevia Corp., a Nevada corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 400,000 shares of the Company's common stock (the "Shares") to certain investors in a private placement (the "Offering").

3. Pursuant to the Terms and Conditions, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _____________ Shares, at a purchase price of $0.25 per Share, for an aggregate purchase price of $___________. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Date: _____________, 2011             Investor: _______________________________
                                      By: _____________________________________
                                      Print Name: _____________________________
                                      Title: __________________________________

                                      Address: ________________________________
                                               ________________________________
                                      Phone: __________________________________
                                      Fax: ____________________________________

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                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK. EACH INVESTOR SHOULD CAREFULLY CONSIDER THE RISK FACTORS SET FORTH IN ANNEX II IN ADDITION TO THE OTHER INFORMATION SET FORTH IN THIS ANNEX I BEFORE PURCHASING SECURITIES OF THE COMPANY.

     1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 400,000 shares of the Company's common stock (the "Shares") at a price of $0.25 per Share (the "Offering"). The Company reserves the right to increase or decrease this number.

     2. Agreement to Sell and Purchase the Shares.

          2.1 At each Closing (as defined in Section 3 of this Annex I), the Company will sell to the respective Investors, and such Investors will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares, if applicable, set forth in Section 3 of the Signature Page to the Stock Purchase Agreement at the purchase price set forth thereon.

          2.2 The Company may enter into the same form of Stock Purchase Agreement ("Agreements"), including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors."

     3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of the Company upon receipt of cleared funds and fully executed documents for the purchase of the Shares on each date set by the Company, provided that a closing shall occur no later than October 31, 2011, which date may be extended by the Company at the sole discretion of the Company for a period of thirty (30) days. Within seven
(7) days after each Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares as set forth in
Section 3 of the Signature Page to the Stock Purchase Agreement, each such certificate or certificates to be registered in the name of the Investor, as set forth in Section 3 of the Signature Page to the Stock Purchase Agreement.

     The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth in Section 3 of Signature Page to the Stock Purchase Agreement; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(1) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (2) the Investor shall have received such documents as such Investor shall reasonably have requested in connection with its due diligence.

     4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently contemplated and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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          4.2 Due Authorization and Valid Issuance. The Company has all
requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreement of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Shares being purchased by the Investor hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

             4.3 Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Shares under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject.

          4.4 Capitalization. As of September 30, 2011 there were 58,800,000 shares of the Company's common stock issued and outstanding. Except as set forth herein or contemplated by documents filed by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act"), since such date through the date hereof (the "Exchange Act Documents), there are no other outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

          4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in the Exchange Act Documents.

          4.6 No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

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5. Representations, Warranties and Covenants of the Investor.

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor has carefully read and fully understands the risks involved with an investment in the Company including, without limitation, the risks identified on Annex II, attached hereto, (iii) the Investor is acquiring the number of Shares set forth in Section 3 of the Signature Page to the Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iv) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (v) all of the representations made by the Investor are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (vi) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep a registration statement effective; and (vii) the Investor has, in connection with its decision to purchase the number of Shares set forth in Section 3 of the Signature Page to the Stock Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the Investor.

          5.2 The Investor acknowledges that it has had access to the Exchange Act Documents and has carefully reviewed the same. The Investor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and the Investor has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments, which involve a high degree of risk of loss of the Investor's entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption "Risk Factors" in the Exchange Act Documents and Annex II.

          5.3 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issuance of the Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

          5.4 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement , and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The overall commitment of the Investor to investments, which are not readily marketable, is not excessive in view of the Investor's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The Investor is able to bear the economic risk of an investment in the Shares.

          5.5 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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          5.6 Investor will not use any of the restricted Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

          5.7 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

          5.8 The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act in reliance upon one or more specific exemptions therefrom, including Regulation D and/or Regulation S, which exemption depends upon, among other things, the accuracy of the Investor's representations made in this Agreement. The Investor understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws, or unless an exemption from such registration and qualification requirements is otherwise available. The Investor acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Investor acknowledges that the Company will refuse to register any transfer of Shares that is not made in accordance with the provisions of Regulation S, registered pursuant to the Securities Act or otherwise exempt from such registration. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Investor's control, and which the Company is under no obligation and may not be able to satisfy. The Investor has been independently advised as to the applicable holding period imposed in respect of the Shares by securities legislation in the jurisdiction in which the undersigned resides and confirms that no representation has been made respecting the applicable holding periods for the Shares in such jurisdiction and it is aware of the risks and other characteristics of the Shares and of the fact that the undersigned may not resell the Shares except in accordance with applicable securities legislation and regulatory policy.

          5.9 A copy of the Company annual report on Form 10-K, its quarterly reports on Form 10-Q, current reports on Form 8-K and information statements are available on the SEC's website at www.sec.gov.

          5.10 For purposes of compliance with the Regulation S exemption for the offer and sale of the Shares to non-U.S. Persons, if the Investor is not a "U.S. Person," as such term is defined in Rule 902(k) of Regulation S,1 the Investor represents and warrants they are a person or entity that is outside the United States, and further represents and warrants as follows:

----------
1    Regulation S provides in part as follows:

1.   "U.S. person" means: (i) any natural person resident in the United States;
     (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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               (a) The Investor is not acquiring the Shares for the account or benefit of a U.S. Person.

               (b) If the Investor is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

               (c) The Investor hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Shares, including (i) the legal requirements of the Investor's jurisdiction for the acquisition of the Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Shares; and further, the Investor agrees to continue to comply with such laws as long as he, she or it shall hold the Shares.

               (d) To the knowledge of the Investor, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Shares being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Shares. To the knowledge of the Investor, the Shares were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (e) The Investor will offer, sell or otherwise transfer the Shares, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

               (f) The Investor will not engage in hedging transactions involving the Shares unless such transactions are in compliance with the Securities Act.

               (g) The Investor represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Investor understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Shares under the Securities Act, as amended, and the provisions of relevant state securities laws.

     6. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

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          (a) if to the Company, to:

                    Stevia Corp.
                    7117 US 31 S
                    Indianapolis, IN 46227
                    Attn:  President
                    Phone: (888) 250-2566

          (b) with a copy to:

                    Greenberg Traurig LLP
                    1201 K Street, Suite 1100
                    Sacramento, CA 95814
                    Attn:  Mark C Lee
                    Phone:  (916) 442-1111
                    Fax:  (916) 448-1709

          (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

     8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law.

     11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     12. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     14. Confidential Information. The Investor represents to the Company that, at all times during the Company's offering of the Shares, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate the purchase of the Shares until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

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                                    ANNEX II

                                  RISK FACTORS

The risks described below are the ones the Company believes are the most important for the Investor to consider, although these risks are not the only ones that the Company faces. If events anticipated by any of the following risks actually occur, the Company's business, operating results or financial condition could suffer and the trading price of the Company's common stock could decline. As used below, "we," "us" and "our" refer to Stevia Corp., which is also sometimes referred to as the "Company."

RISKS RELATING TO OUR BUSINESS AND INDUSTRY

WE ARE A DEVELOPMENT STAGE COMPANY WITH A LIMITED OPERATING HISTORY ON WHICH TO EVALUATE OUR BUSINESS OR BASE AN INVESTMENT DECISION.

Our business prospects are difficult to predict because of our limited operating history, early stage of development and unproven business strategy. We are a development stage company that has yet to generate any revenue. Stevia is still a relatively new product in the sweetener marketplace and it has never been commercially grown in Vietnam or many of our other target locations. Both the continued growth of the stevia market in general, and our ability to introduce commercial development of stevia to new regions, face numerous risks and uncertainties. In particular, we have not proven that we can produce stevia in a manner that enables us to be profitable and meet manufacturer requirements, develop intellectual property to enhance stevia production, develop and maintain relationships with key growers and strategic partners to extract value from our intellectual property, raise sufficient capital in the public and/or private markets, or respond effectively to competitive pressures. If we are unable to accomplish these goals, our business is unlikely to succeed and you should consider our prospects in light of these risks, challenges and uncertainties.

WE HAVE NO REVENUES AND HAVE INCURRED LOSSES.

Our auditors have expressed uncertainty as to our ability to continue as a going concern as of our fiscal year ended March 31, 2010. Furthermore, since inception we have not generated any revenues. As of June 30, 2011, we had an accumulated deficit of approximately $132,030. We anticipate that our existing cash and cash equivalents will not be sufficient to fund our longer term business needs and we will need to generate revenue or receive additional investment in the Company to continue operations. Such financing may not be available in sufficient amounts, or on terms acceptable to us and may dilute existing shareholders.

IF WE FAIL TO RAISE ADDITIONAL CAPITAL, OUR ABILITY TO IMPLEMENT OUR BUSINESS MODEL AND STRATEGY COULD BE COMPROMISED.

We have limited capital resources and operations. To date, our operations have been funded entirely from the proceeds from debt and equity financings. We expect to require substantial additional capital in the near future to develop our intellectual property base and to establish the targeted levels of commercial production of stevia. We may not be able to obtain additional financing on terms acceptable to us, or at all. Even if we obtain financing for our near term operations, we expect that we will require additional capital beyond the near term. If we are unable to raise capital when needed, our business, financial condition and results of operations would be materially adversely affected, and we could be forced to reduce or discontinue our operations.

WE FACE INTENSE COMPETITION WHICH COULD PROHIBIT US FROM DEVELOPING A CUSTOMER BASE AND GENERATING REVENUE.

The sweetener industry is highly competitive with companies that have greater capital resources, facilities and diversity of product lines. Additionally, if demand for stevia continues to grow, we expect many new competitors to enter the market as there are no significant barriers to entry in the industry. More established agricultural companies with much greater financial resources who do not currently compete with us may be able to easily adapt their existing operations to production of stevia. Due to this competition, there is no assurance that we will not encounter difficulties in obtaining revenues and market share or in the positioning of our services or that competition in the industry will not lead to reduced prices for the stevia leaf.

Our competitors may also introduce new non-stevia based low-calorie sweeteners or be successful in developing a fermentation-derived stevia ingredient or other alternative production method which could also increase competition and decrease demand for stevia-based products.

INABILITY TO PROTECT OUR TRADEMARKS AND OTHER PROPRIETARY RIGHTS COULD DAMAGE OUR COMPETITIVE POSITION.

Our farm management services business will be heavily dependent upon the intellectual property we develop or acquire. Any infringement or misappropriation of our intellectual property could damage its value and limit our ability to compete. We will rely on patents, copyrights, trademarks, trade secrets, confidentiality provisions and licensing arrangements to establish and protect our intellectual property. We may have to engage in litigation to protect the rights to our intellectual property, which could result in significant litigation costs and require a significant amount of our time. In addition, our ability to enforce and protect our intellectual property rights may be limited in certain countries outside the United States, which could make it easier for competitors to capture market position in such countries by utilizing technologies that are similar to those developed or licensed by us.

Competitors may also harm our sales by designing products that mirror the capabilities of our products or technology without infringing our intellectual property rights. If we do not obtain sufficient protection for our intellectual property, or if we are unable to effectively enforce our intellectual property rights, our competitiveness could be impaired, which would limit our growth and future revenue.

A successful claim of infringement against us could result in a substantial damage award and materially harm our financial condition. Even if a claim against us is unsuccessful, we would likely have to devote significant time and resources to defending against it.

We may also find it necessary to bring infringement or other actions against third parties to seek to protect our intellectual property rights. Litigation of this nature, even if successful, is often expensive and disruptive of a company's management's attention, and in any event may not lead to a successful result relative to the resources dedicated to any such litigation.

WE MAY BE UNABLE TO EFFECTIVELY DEVELOP AN INTELLECTUAL PROPERTY PORTFOLIO OR MAY FAIL TO KEEP PACE WITH ADVANCES IN TECHNOLOGY.

We have a limited operating history in the agriculture industry and there is no certainty that we will be able to effectively develop a viable portfolio of intellectual property. The success of our farm management services, which are the core of our business, depends upon our ability to create such intellectual property.

Even if we are able to develop, manufacture and obtain any regulatory approvals and clearances necessary for our technologies and methods, the success of such services will depend upon market acceptance. Levels of market acceptance for our services could be affected by several factors, including:

     *    the availability of alternative services from our competitors;
     * the price and reliability of the our services relative to that of our competitors; and
     *    the timing of our market entry.

Additionally, our intellectual property must keep pace with advances by our competitors. Failure to do so could cause our position in the industry to erode rapidly.

CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES AND OTHERS MAY NOT ADEQUATELY PREVENT DISCLOSURE OF OUR TRADE SECRETS AND OTHER PROPRIETARY INFORMATION.

Our success depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we will rely significantly on trade secrets to protect our proprietary technology and processes. However, trade secrets are difficult to protect. We will enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties confidential information developed by us during the course of the receiving party's relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and was using our trade secrets could be difficult, expensive and time consuming and the outcome would be unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

WE WILL PRODUCE PRODUCTS FOR CONSUMPTION BY CONSUMERS THAT MAY EXPOSE US TO LITIGATION BASED ON CONSUMER CLAIMS AND PRODUCT LIABILITY.

The stevia produced at our farms will be integrated into stevia-based products which will be consumed by the general public. Additionally, we may manufacture and sell private label stevia-based food products. Even though we intend to grow and sell products that are safe, we have potential product risk from the consuming public. We could be party to litigation based on consumer claims, product liability or otherwise that could result in significant liability for us and adversely affect our financial condition and operations.

IF OUR SERVICES DO NOT GAIN ACCEPTANCE AMONG STEVIA GROWERS, WE MAY NOT BE ABLE TO RECOVER THE COST OF OUR INTELLECTUAL PROPERTY DEVELOPMENT.

Our business model relies on the assumption that we will be able to develop methods and protocols, secure valuable plant strains and develop other intellectual property for stevia farming that will be attractive to both stevia growers and manufacturers. We plan to spend significant amounts of capital to develop this intellectual property portfolio. If we are unable to secure such intellectual property or if our methods and protocols do not gain acceptance among growers or manufacturers, our intellectual property will have limited value. A number of factors may affect the market acceptance of our products and services, including, among others, the perception by growers of the effectiveness of our intellectual property, the perception among manufacturers of the quality of stevia produced using our intellectual property, our ability to fund marketing efforts, and the effectiveness of such marketing efforts. If such products and services do not gain acceptance by growers and/or manufacturers, we may not be able to fund future operations, including the expansion of our own farming projects and development and/or acquisition of additional intellectual property, which inability would have a material adverse effect on our business, financial condition and operating results.

ANY FAILURE TO ADEQUATELY ESTABLISH A NETWORK OF GROWERS AND MANUFACTURERS WILL IMPEDE OUR GROWTH.

We expect to be substantially dependent on manufacturers to purchase the stevia produced both at our own farms and at those of our customers. We have entered into a supply agreement with a manufacturer and two purchase agreements with growers and are in the process of establishing a network of growers to produce stevia using our methods and protocols. The relationship with this manufacturer and its perception of the stevia produced using our farm management services will determine its willingness to enter into purchase contracts with us and our customers on attractive terms. Our ability to secure such contracts will influence our attractiveness to growers who are potentially interested in partnering with us. Achieving significant growth in revenue will depend, in large part, on our success in establishing this production network. If we are unable to develop an efficient production network, it will make our growth more difficult and our business could suffer.

IF WE ARE UNABLE TO DELIVER A CONSISTENT, HIGH QUALITY STEVIA LEAF AT SUFFICIENT VOLUMES, OUR RELATIONSHIP WITH OUR MANUFACTURERS MAY SUFFER AND OUR OPERATING RESULTS WILL BE ADVERSELY AFFECTED.

Manufacturers will expect us to be able to consistently deliver stevia at sufficient volumes, while meeting their established quality standards. If we are unable to consistently deliver such volumes either from our own farms, or those of our grower partners, our relationship with these manufacturers could be adversely affected which could have a negative impact on our operating results.

CHANGES IN CONSUMER PREFERENCES OR NEGATIVE PUBLICITY OR RUMORS MAY REDUCE DEMAND FOR OUR PRODUCTS.

Recent data suggests consumers are adopting stevia as a sweetener in many products. However, stevia is a relatively new ingredient in consumer products and many consumers are not familiar with it. Therefore, any negative reports or rumors regarding either the taste or perceived health effects of stevia, whether true or not, could have a severe impact on the demand for stevia-based products. Manufacturers may decide to rely on alternative sweeteners which have a more established history with consumers. Primarily operating at the grower level, we will have little opportunity to influence these perceptions and there can be no assurance that the increased adoption of stevia in consumer food and beverage products will continue. Additionally, new sweeteners with similar characteristics to stevia may emerge which could be cheaper to produce or be perceived to have other qualities superior to stevia. Any of these factors could adversely affect our ability to produce revenues and our business, financial condition and results of operations would suffer.

FAILURE TO EFFECTIVELY MANAGE GROWTH OF INTERNAL OPERATIONS AND BUSINESS MAY STRAIN OUR FINANCIAL RESOURCES.

We intend to significantly expand the scope of our farming operations and our research and development activities in the near term. Our growth rate may place a significant strain on our financial resources for a number of reasons, including, but not limited to, the following:

     * The need for continued development of our financial and information management systems;
     * The need to manage strategic relationships and agreements with manufacturers, growers and partners; and
     * Difficulties in hiring and retaining skilled management, technical and other personnel necessary to support and manage our business.

Additionally, our strategy envisions a period of rapid growth that may impose a significant burden on our administrative and operational resources. Our ability to effectively manage growth will require us to substantially expand the capabilities of our administrative and operational resources and to attract, train, manage and retain qualified management and other personnel. Our failure to successfully manage growth could result in our sales not increasing commensurately with capital investments. Our inability to successfully manage growth could materially adversely affect our business.

ADVERSE WEATHER CONDITIONS, NATURAL DISASTERS, CROP DISEASE, PESTS AND OTHER NATURAL CONDITIONS CAN IMPOSE SIGNIFICANT COSTS AND LOSSES ON OUR BUSINESS.

Weather-related events could significantly affect our results of operations. We do not currently maintain insurance to cover weather-related losses and if we do obtain such insurance it likely will not cover all weather-related events and, even when an event is covered, our retention or deductible may be significant. Cooler temperatures in the regions where we operate could negatively affect us, while not affecting our competitors in other regions.

Our crops, and those of our grower partners, could also be affected by drought, temperature extremes, hurricanes, windstorms and floods. In addition, such crops could be vulnerable to crop disease and to pests, which may vary in severity and effect, depending on the stage of agricultural production at the time of infection or infestation, the type of treatment applied and climatic conditions. Unfavorable growing conditions caused by these factors can reduce both crop size and crop quality. In extreme cases, entire harvests may be lost. These factors may result in lower production and, in the case of farms we own or manage, increased costs due to expenditures for additional agricultural techniques or agrichemicals, the repair of infrastructure, and the replanting of damaged or destroyed crops. We may also experience shipping interruptions, port damage and changes in shipping routes as a result of weather-related disruptions.

Competitors and industry participants may be affected differently by weather-related events based on the location of their production and supply. If adverse conditions are widespread in the industry, it may restrict supplies and lead to an increase in prices for stevia leaf, but our typical fixed-price supply contracts may prevent us from recovering these higher costs.

OUR OPERATIONS AND PRODUCTS ARE REGULATED IN THE AREAS OF FOOD SAFETY AND PROTECTION OF HUMAN HEALTH AND THE ENVIRONMENT.

Our operations and products are subject to inspections by environmental, food safety, health and customs authorities and to numerous governmental regulations, including those relating to the use and disposal of agrichemicals, the documentation of food shipments, the traceability of food products, and labeling of our products for consumers, all of which involve compliance costs. Changes in regulations or laws may require, operational modifications or capital improvements at various locations. If violations occur, regulators can impose fines, penalties and other sanctions. The costs of these modifications and improvements and of any fines or penalties could be substantial. We can be adversely affected by actions of regulators or if consumers lose confidence in the safety and quality of stevia, even if our products are not implicated.

IF WE ARE UNABLE TO CONTINUALLY INNOVATE AND INCREASE EFFICIENCIES, OUR ABILITY TO ATTRACT NEW CUSTOMERS MAY BE ADVERSELY AFFECTED.

In the area of innovation, we must be able to develop new processes, plant strains, and other technologies that appeal to stevia growers. This depends, in part, on the technological and creative skills of our personnel and on our ability to protect our intellectual property rights. We may not be successful in the development, introduction, marketing and sourcing of new technologies or innovations, that satisfy customer needs, achieve market acceptance or generate satisfactory financial returns.

CURRENT GLOBAL ECONOMIC CONDITIONS MAY ADVERSELY AFFECT OUR INDUSTRY, BUSINESS AND RESULT OF OPERATIONS.

The recent disruptions in the current global credit and financial markets has included diminished liquidity and credit availability, a decline in consumer confidence, a decline in economic growth, an increased unemployment rate, and uncertainty about economic stability. There can be no assurance that there will not be further deterioration in credit and financial markets and confidence in economic conditions. These economic uncertainties affect businesses such as ours in a number of ways, making it difficult to accurately forecast and plan our future business activities. The current adverse global economic conditions and tightening of credit in financial markets may lead consumers to postpone spending, which may cause manufacturers to cancel, decrease or delay their existing and future orders with us. We are unable to predict the likely duration and severity of the current disruptions in the credit and financial markets and adverse global economic conditions. If the current uncertain economic conditions continue or further deteriorate, our business and results of operations could be materially and adversely affected.

OUR BUSINESS DEPENDS SUBSTANTIALLY ON THE CONTINUING EFFORTS OF OUR EXECUTIVE OFFICERS AND OUR BUSINESS MAY BE SEVERELY DISRUPTED IF WE LOSE THEIR SERVICES.

Our future success depends substantially on the continued services of our executive officers, especially our President, George Blankenbaker. We do not maintain key man life insurance on any of our executive officers and directors. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some of our customers.

LITIGATION MAY ADVERSELY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

From time to time in the normal course of our business operations, we may become subject to litigation that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to our business operation are required. The cost to defend such litigation may be significant and may require a diversion of our resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable. As a result, litigation may adversely affect our business, financial condition and results of operations.

WE MAY BE REQUIRED TO INCUR SIGNIFICANT COSTS AND REQUIRE SIGNIFICANT MANAGEMENT RESOURCES TO EVALUATE OUR INTERNAL CONTROL OVER FINANCIAL REPORTING AS REQUIRED UNDER SECTION 404 OF THE SARBANES-OXLEY ACT, AND ANY FAILURE TO COMPLY OR ANY ADVERSE RESULT FROM SUCH EVALUATION MAY HAVE AN ADVERSE EFFECT ON OUR STOCK PRICE.

 As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 ("Section 404"). Section 404 requires us to include an internal control report with this Annual Report on Form 10-K. This report must include management's assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities. As of June 30, 2011, the management of the Company assessed the effectiveness of the Company's internal control over financial reporting based on the criteria for effective internal control over financial reporting established in INTERNAL CONTROL--INTEGRATED FRAMEWORK issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") and SEC guidance on conducting such assessments. Management concluded, as of June 30, 2011, that its internal controls and procedures were not effective to detect the inappropriate application of U.S. GAAP rules. Management realized there were deficiencies in the design or operation of our internal control that adversely affected our internal controls which management considers to be material weaknesses including those described below:

     i) We have not achieved the optimal level of segregation of duties relative to key financial reporting functions.
     ii) We do not have an audit committee or an independent audit committee financial expert. While not being legally obligated to have an audit committee or independent audit committee financial expert, it is the management's view that to have an audit committee, comprised of independent board members, and an independent audit committee financial expert is an important entity-level control over our financial statements.

Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. We cannot assure you that we will be able to fully comply with Section 404 or that, we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management's assessment or conclude that our internal control over financial reporting is operating effectively.

RISKS RELATED TO DOING BUSINESS IN DEVELOPING COUNTRIES

OUR INTERNATIONAL OPERATIONS WILL BE SUBJECT TO THE LAWS OF THE JURISDICTIONS IN WHICH WE OPERATE.

A significant portion of our initial business operations will occur in Vietnam. We will be generally subject to laws and regulations applicable to foreign investment in Vietnam. The Vietnamese legal system is based, at least in part, on written statutes. However, since these laws and regulations are relatively new and the Vietnamese legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involves uncertainties. We cannot predict the effect of future developments in the Vietnamese legal system, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, the preemption of local regulations by national laws, or the overturn of local government's decisions by the superior government. These uncertainties may limit legal protections available to us.

OUR INTERNATIONAL OPERATIONS INVOLVE THE USE OF FOREIGN CURRENCIES, WHICH SUBJECTS US TO EXCHANGE RATE FLUCTUATIONS AND OTHER CURRENCY RISKS.

The revenues and expenses of our international operations will generally be denominated in local currencies, which will subject us to exchange rate fluctuations between such local currencies and the U.S. dollar. These exchange rate fluctuations will subject us to currency translation risk with respect to the reported results of our international operations, as well as to other risks sometimes associated with international operations. In the future, we could experience fluctuations in financial results from our operations outside of the United States, and there can be no assurance we will be able, contractually or otherwise, to reduce the currency risks associated with our international operations.

 WE MAY BE ADVERSELY AFFECTED BY ECONOMIC AND POLITICAL CONDITIONS IN THE COUNTRIES WHERE WE OPERATE.

We will operate in Vietnam and other countries throughout the world. Economic and political changes in these countries, such as inflation rates, recession, foreign ownership restrictions, restrictions on transfer of funds into or out of a country and similar factors may adversely affect results of operations.

While it is our understanding that the economy in Vietnam has grown significantly in the past 20 years, the growth has been uneven, both geographically and among various economic sectors. The government of Vietnam has implemented various measures to encourage or control economic growth and guide the allocation of resources. Some of these measures benefit the overall Vietnamese economy, but may also have a negative effect on us. For example, our financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations that are applicable to us.

The Vietnamese economy has been transitioning from a planned economy to a more market-oriented economy. Although in recent years the Vietnamese government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of the productive assets in Vietnam are still owned by the Vietnamese government. The continued control of these assets and other aspects of the national economy by Vietnam government could materially and adversely affect our business. The Vietnamese government also exercises significant control over Vietnamese economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Efforts by the Vietnamese government to slow the pace of growth of the Vietnamese economy could negatively affect our business.

OUR INSURANCE COVERAGE MAY BE INADEQUATE TO COVER ALL SIGNIFICANT RISK
EXPOSURES.

We will be exposed to liabilities that are unique to the products we will provide. While we intend to maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs resulting from risks and uncertainties of our business. It is also not possible to obtain insurance to protect against all operational risks and liabilities. The failure to obtain adequate insurance coverage on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations. In addition, because the insurance industry in Vietnam and other developing countries are still in their early stages of development, business interruption insurance available in such countries relating to our intended services and products offers limited coverage compared to that offered in many other developed countries. We do not have any business interruption insurance. Any business disruption or natural disaster could result in substantial costs and diversion of resources.

IT WILL BE EXTREMELY DIFFICULT TO ACQUIRE JURISDICTION AND ENFORCE LIABILITIES AGAINST OUR OFFICERS, DIRECTORS AND ASSETS BASED IN VIETNAM.

Substantially all of our assets will be located in Vietnam and a significant number of our officers and directors may reside outside of the United States as well. As a result, it may not be possible for United States investors to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Moreover, we have been advised that Vietnam does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States. Further, it is unclear if extradition treaties now in effect between the United States and Vietnam would permit effective enforcement of criminal penalties of the Federal securities laws.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

OUR STOCK IS CATEGORIZED AS A PENNY STOCK. TRADING OF OUR STOCK MAY BE RESTRICTED BY THE SEC'S PENNY STOCK REGULATIONS WHICH MAY LIMIT A SHAREHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

Our stock is categorized as a "penny stock". The SEC has adopted Rule 15g-9 which generally defines "penny stock" to be any equity security that has a market price (as defined) less than $4.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and accredited investors. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA SALES PRACTICE REQUIREMENTS MAY ALSO LIMIT A SHAREHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

In addition to the "penny stock" rules described above, the Financial Industry Regulatory Authority ("FINRA") has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

WE EXPECT TO EXPERIENCE VOLATILITY IN OUR STOCK PRICE, WHICH COULD NEGATIVELY AFFECT SHAREHOLDERS' INVESTMENTS.

There is currently a very limited trading market for our shares of common stock. Therefore, the market price for shares of our common stock may be volatile and may fluctuate based upon a number of factors, including, without limitation, business performance, news announcements or changes in general market conditions.

In the past, securities class action litigation has often been brought against a company following periods of volatility in the market price of its securities. Due to the volatility of our common stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources.

Shareholders should also be aware that, according to SEC Release No. 34-29093, the market for "penny stock", such as our common stock, has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the future volatility of our share price.

A LIMITED PUBLIC TRADING MARKET EXISTS FOR OUR COMMON STOCK, WHICH MAKES IT MORE DIFFICULT FOR OUR STOCKHOLDERS TO SELL THEIR COMMON STOCK IN THE PUBLIC MARKETS.

Although our common stock is quoted on the OTCBB under the symbol "STEV," there is a limited public market for our common stock. No assurance can be given that an active market will develop or that a stockholder will ever be able to liquidate its shares of common stock without considerable delay, if at all. Many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Furthermore, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price and liquidity of our common stock

TO DATE, WE HAVE NOT PAID ANY CASH DIVIDENDS AND NO CASH DIVIDENDS WILL BE PAID IN THE FORESEEABLE FUTURE.

We do not anticipate paying cash dividends on our common stock in the foreseeable future and we may not have sufficient funds legally available to pay dividends. Even if the funds are legally available for distribution, we may nevertheless decide not to pay any dividends. We presently intend to retain all earnings for our operations.

THE ELIMINATION OF MONETARY LIABILITY AGAINST OUR DIRECTORS, OFFICERS AND EMPLOYEES UNDER NEVADA LAW AND THE EXISTENCE OF INDEMNIFICATION RIGHTS TO OUR DIRECTORS, OFFICERS AND EMPLOYEES MAY RESULT IN SUBSTANTIAL EXPENDITURES BY OUR COMPANY AND MAY DISCOURAGE LAWSUITS AGAINST OUR DIRECTORS, OFFICERS AND EMPLOYEES.

Our Articles of Incorporation contain a provision permitting us to eliminate the personal liability of our directors to our company and shareholders for damages for breach of fiduciary duty as a director or officer to the extent provided by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in the Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.